UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2026

GRACE THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

State of Delaware	001-35776	98-1359336
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 Carnegie Center Suite 300 Princeton, New Jersey	08540
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 322-1602

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GRCE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07
Submission of Matters to a Vote of Security Holders.

On September 17, 2026, Grace Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”). Proxies for the Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s Board of Directors’ (the “Board”) solicitation. Stockholders holding a total of 9,973,325 of the Company’s shares of common stock were present or represented by proxy at the Meeting, representing 61.28% of the Company’s 16,274,026 shares of common stock issued and outstanding and entitled to vote at the Meeting as of the record date of July 20, 2026. Set forth below are the matters acted upon by the Company’s stockholders at the Meeting and the final voting results on each matter. Each of the proposals is described in further detail in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on July 28, 2026 (the “Proxy Statement”).

Proposal No. 1 – Election of Directors

The nominees listed below were elected as directors by the following votes to serve until the close of the Company’s next annual meeting of stockholders and until such director’s successor is elected and qualified or until his earlier death, resignation, retirement, disqualification or removal:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Vimal Kavuru	6,005,964	35,000	3,932,361
A. Brian Davis	6,015,486	25,478	3,932,361
Prashant Kohli	6,010,703	30,261	3,932,361
S. George Kottayil	6,012,379	28,585	3,932,361
Edward Neugeboren	6,015,788	25,176	3,932,361

Proposal No. 2 – Advisory Vote to Approve Named Executive Officer Compensation

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement was approved by the stockholders by the following vote:

For	Against	Abstain	Broker Non-Votes
5,740,999	222,775	77,190	3,932,361

Proposal No. 3 – Ratify the Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027 was approved by the stockholders by the following vote:

For	Against	Abstain	Broker Non-Votes
9,878,292	63,381	31,652	0

Proposal No. 4 – Advisory Vote to Approve Frequency of Future Advisory Votes on Named Executive Officer Compensation

The stockholders cast the following votes with respect to the proposal to approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers:

1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
5,772,652	32,383	154,003	81,926	3,932,361

The Board has determined, in light of and consistent with the advisory vote of the Company’s stockholders regarding the preferred frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers, to include a stockholder advisory vote on the compensation of the Company’s named executive officers in its annual meeting proxy materials every year until the next required stockholder advisory vote on the frequency of such votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2026	GRACE THERAPEUTICS, INC.

	By:	/s/ Prashant Kohli

Name:	Prashant Kohli
Title:	Chief Executive Officer